UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                          February 10, 2009

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code                              (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On February 10, 2009, Insituform Technologies, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”), by and between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representative”), as representative of the several underwriters named therein (collectively, the “Underwriters”), for the sale of 9,000,000 shares of Class A common stock, par value $0.01 per share (the “Initial Securities”) of the Company at $13.00 per share, less an underwriting discount equal to $0.65 per share. In addition, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,350,000 shares of Common Stock at the public offering price of $13.00 per share, less an underwriting discount equal to $0.65 per share, to cover overallotments, if any (the “Option Securities” and together with the Initial Securities, the “Common Stock”).  On February 12, 2009, the Underwriters exercised the overallotment option.

The offering of Common Stock was made under the Company’s shelf registration statement on Form S-3 (No. 333-154716).  The Common Stock was delivered to the Underwriters on February 17, 2009.  The Company received net proceeds from the offering of approximately $127.82 million.

The Purchase Agreement contains customary representations and warranties and covenants by the Company, conditions to closing and indemnification provisions. This summary of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement filed herewith as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 8.01.                      Other Events.

On February 17, 2009, the Company issued a press release announcing the closing of the public offering including overallotment shares.   A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)            Exhibits

10.1	Purchase Agreement, dated February 10, 2009, between Insituform Technologies, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters identified therein

99.1	Press release dated February 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    INSITUFORM TECHNOLOGIES, INC.

By: /s/ David F. Morris
David F. Morris
Senior Vice President, General Counsel and Chief Administrative Officer

Date:  February 17, 2009

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description
10.1	Purchase Agreement, dated February 10, 2009, between Insituform Technologies, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters identified therein
99.1	Press release dated February 17, 2009